             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
                Proxy Statement Pursuant to Section 14(a) of the
              Securities and Exchange Act of 1934 (Amendment No. )

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]        Preliminary Proxy Statement
[ ]        Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]        Definitive Proxy Statement
[ ]        Definitive Additional Materials
[ ]        Soliciting Material Pursuant to Section 240.149-11(c) or
           Section 240.14a-12

                             TCW/DW Term Trust 2002
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


                                LouAnne McInnis
-------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

     Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     Set forth the amount on which the filing fee is calculated and state how it was determined.

4)   Proposed maximum aggregate value of transaction:

5)   Fee previously paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)   Amount Previously paid:

2)   Form, Schedule or Registration Statement No.:

3)   Filing Party:

4)   Date Filed:

                            TCW/DW TERM TRUST 2002
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD DECEMBER 17, 1998


     The Annual Meeting of Shareholders of TCW/DW TERM TRUST 2002 (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in Conference Room A, Forty-Fourth Floor, Two World Trade Center, New York, New York 10048, on December 17, 1998, at 11:00 a.m., New York City time, for the following purposes:

          1. To elect two (2) Trustees to serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified;

          2. To approve or disapprove the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;

          3. To ratify or reject the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending September 30, 1999;

          4. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

          5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record as of the close of business on October 28, 1998 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Advisory Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                       BARRY FINK,
                                                       Secretary

November 5, 1998
New York, New York

-------------------------------------------------------------------------------

                                   IMPORTANT

   YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

                            TCW/DW TERM TRUST 2002

               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ----------------
                                PROXY STATEMENT
                               ----------------

                        ANNUAL MEETING OF SHAREHOLDERS
                               DECEMBER 17, 1998

     This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of TCW/DW TERM TRUST 2002 (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on December 17, 1998, (the "Meeting"), and at any adjournments thereof.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 and against Proposal 4. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

     Holders of shares of the Trust ("Shareholders") as of the close of business on October 28, 1998, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share. On October 28, 1998 there were 40,560,440 shares of beneficial interest of the Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding. The first mailing of this Proxy Statement is expected to be made on or about November 5, 1998.

     The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, officers and regular employees of Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services" or the "Manager")(formerly named Dean Witter Services Company Inc.) or its parent company Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors") (formerly named Dean Witter InterCapital Inc.), Morgan Stanley Dean Witter Trust FSB ("MSDW Trust") and/or Dean Witter Reynolds Inc. ("DWR") without special compensation therefor. In addition, the Trust may employ William F. Doring and Co. as proxy solicitor, the cost of which is not expected to exceed $3,000 and will be borne by the Trust.

     William F. Doring & Co. and MSDW Trust may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instruction.

To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by William F. Doring & Co., additional expenses would include $7.00 per telephone vote transacted, $3.00 per outbound telephone contact and costs relating to obtaining Shareholders' telephone numbers which would be borne by the Trust.


                           (1) ELECTION OF TRUSTEES

     The number of Trustees has currently been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are currently nine Trustees, two of whom (Richard M. DeMartini and Thomas E. Larkin, Jr. ) are standing for election at this Meeting to serve until the year 2001 Annual Meeting in accordance with the Trust's Declaration of Trust.

     Five of the current nine Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected previously by the Shareholders of the Trust.

     The nominees of the Board of Trustees for election as Trustee are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
Richard M. DeMartini and Thomas E. Larkin, Jr. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The Trust knows of no reason why said nominees would be unable or unwilling to accept nomination or election. The election of each Trustee requires the approval of a majority of the shares of the Trust represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Trust's Declaration of Trust, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Haire, Johnson, Schroeder and Stern; Class II--Messrs. DeMartini and Larkin; and Class III--Messrs. Argue, Fiumefreddo and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class II Trustees are standing for election and will serve until the year 2001 Annual Meeting or until their successors shall have been elected and qualified.

     The following information regarding each of the nominees for election as Trustee and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of October 28, 1998 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 11 investment companies, including the Trust, for which TCW Funds Management,

Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser"), and MSDW Advisors' wholly-owned subsidiary, MSDW Services, serves as manager (referred to herein as the "TCW/DW Funds"), and the 85 investment companies for which MSDW Advisors serves as investment manager or investment adviser (referred to herein as the "Morgan Stanley Dean Witter Funds").

     The nominees for Trustee to be elected at this Meeting are:

     RICHARD M. DeMARTINI,* Trustee since January, 1993; age 46; President and Chief Operating Officer of Morgan Stanley Dean Witter Individual Asset Management Group, a business unit of Morgan Stanley Dean Witter & Co. ("MSDW"); President and Chief Operating Officer of DWR. Trustee of the TCW/DW Funds and the Van Kampen Funds; Director and/or officer of various MSDW subsidiaries; formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc.; formerly Chairman of the Board of Directors of the Nasdaq Market, Inc.

     THOMAS E. LARKIN, Jr.,* Trustee since September, 1992; age 59; Executive Vice President and Director, The TCW Group, Inc.; President and Director of Trust Company of the West; Vice Chairman and Director of TCW Asset Management Company; Chairman of the Adviser; Member of the Board of Trustees of the University of Notre Dame; Director of Orthopaedic Hospital of Los Angeles; President and Director of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

     The Trustees who are not standing for reelection at this Meeting are:

     JOHN C. ARGUE, Trustee since September, 1992; age 66; Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery Dennison Corporation (manufacturer of self-adhesive products and office supplies) and CalMat Company (producer of aggregates, asphalt and ready mixed concrete); Chairman, The Rio Hondo Memorial Foundation (charitable foundation); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc; Director, Apex Mortgage Capital, Inc. and Nationwide Health Properties, Inc. (real estate investment trust.); Trustee of the TCW/DW Funds.

     CHARLES A. FIUMEFREDDO,* Trustee since August, 1992; age 65; Chairman, Director or Trustee, President and Chief Executive Officer of the Morgan Stanley Dean Witter Funds; Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; formerly Chairman, Chief Executive Officer and Director of MSDW Advisors, MSDW Services and Morgan Stanley Dean Witter Distributors Inc. ("MSDW Distributors"), Executive Vice President and Director of DWR, Chairman and Director of MSDW Trust and Director and/or officer of various MSDW subsidiaries (until June, 1998).

     JOHN R. HAIRE, Trustee since September, 1992; age 73; Chairman of the Audit Committee and Director or Trustee of the Morgan Stanley Dean Witter Funds; Chairman of the Audit Committee and Trustee of the TCW/DW Funds; formerly Chairman of the Independent Directors or Trustees of the Morgan Stanley Dean Witter Funds and the TCW/DW Funds (until June, 1998); formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978).

     DR. MANUEL H. JOHNSON, Trustee since September, 1992; age 49; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ, Greenwich Capital Markets, Inc. (broker-dealer) and NVR Inc.

(home construction); Chairman and Trustee of the Financial Accounting Foundation (oversight organization for the Financial Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

     MICHAEL E. NUGENT, Trustee since September, 1992; age 62; General Partner, Triumph Capital, L.P.; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

     JOHN L. SCHROEDER, Trustee since April, 1995; age 68; Retired; Director or Trustee of the Morgan Stanley Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September,
1995).

     MARC I. STERN,* Trustee since April, 1995; age 54; Vice President of the Trust; President and Director, The TCW Group Inc.; President and Director of the Adviser; Vice Chairman and Director of TCW Asset Management Company; Executive Vice President and Director of Trust Company of the West; Chairman and Director of the TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; formerly President of SunAmerica, Inc. (financial services company) (1988-1990); Director of Qualcomm, Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations.

     The executive officers of the Trust are: Barry Fink, Vice President, Secretary and General Counsel; Mitchell M. Merin, Vice President; Robert M. Scanlan, Vice President; Ronald E. Robison, Vice President; Robert S. Giambrone, Vice President; Philip A. Barach, Vice President, Jeffrey E. Gundlach, Vice President; Frederick H. Horton, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Frank Bruttomesso and Todd Lebo, serve as Assistant Secretaries.

     Mr. Fink is 43 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) and Director (since July, 1998) of MSDW Advisors and MSDW Services and Assistant Secretary of DWR (since August, 1996); he is also Senior Vice President (since March,
1997), Assistant Secretary and Assistant General Counsel (since February, 1997) of MSDW Distributors. He was previously First Vice President, Assistant Secretary and Assistant General Counsel of MSDW Advisors. Mr. Merin is 45 years old and is currently President, Chief Executive Officer and Director of MSDW Advisors and MSDW Services, Chairman and Director of MSDW Distributors and MSDW Trust, Executive Vice President and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDW subsidiaries. Mr. Scanlan is 62 years old and is currently President, Chief Operating Officer and Director of MSDW Advisors and MSDW Services; he is also Executive Vice President of MSDW Distributors and Executive Vice President and Director of MSDW Trust. Mr. Robison is 59 years old and is currently Executive Vice President and Chief Administrative Officer of MSDW Advisors and MSDW Services (since September
1998); prior thereto he was a Managing Director of the TCW Group, Inc. Mr. Giambrone is 44 years old and is currently Senior Vice President of MSDW Advisors, MSDW Services, MSDW Distributors and MSDW Trust (since August, 1995) and a Director of MSDW Trust (since April, 1996). He was formerly a partner of KPMG Peat Marwick, LLP. Mr. Caloia is 52 years old and is currently First Vice President and Assistant Treasurer of MSDW Advisors and MSDW Services. Other than Messrs. Robison and Giambrone, each of the above officers has been an employee of MSDW Advisors or its affiliates for over five years. Mr. Barach is 46 years old and is currently a Managing

----------
* Messrs. DeMartini, Fiumefreddo, Larkin and Stern may be deemed "interested persons" of the Trust and/or its Investment Adviser as defined in Section 2(a)(19) of the 1940 Act, due to their affiliation with the Investment Adviser or Manager and/or their affiliated companies.

Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Gundlach is 39 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Horton is 40 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Messrs. Barach, Gundlach and Horton have been associated with The TCW Group, Inc. and/or its subsidiaries for over five years.


THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

     The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Proxy Statement, there are a total of 11 TCW/DW Funds. As of September 30, 1998, the TCW/DW Funds had total net assets of approximately $3.7 billion and approximately a quarter of a million shareholders.

     Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or MSDW Services or any of their affiliated persons and do not own any stock or other securities issued by MSDW or TCW, the parent companies of MSDW Services and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. Four of the five independent Trustees are also Independent Trustees of the Morgan Stanley Dean Witter Funds.

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

     All of the Independent Trustees serve as members of the Audit Committee. Three of them also serve as members of the Derivatives Committee. In addition, two of the Trustees, including one Independent Trustee, serve as members of the Insurance Committee. During the calendar year ended December 31, 1997, the Audit Committee, the Derivatives Committee and the Independent Trustees held a combined total of sixteen meetings.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Trust performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

     The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Trust's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; and reviewing the adequacy of the Trust's system of internal controls.

     The Board of each Fund has formed a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

     Finally, the Board of each Fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.

     For the fiscal year ended September 30, 1998, the Board of Trustees of the Trust held 6 meetings, and the Audit Committee, the Independent Trustees, the Derivatives Committee and the Insurance Committee of the Trust held 2, 8, 4 and 1 meeting(s), respectively. No Trustee attended fewer than 75% of the meetings of the Board of Trustees, the Audit Committee, the Independent Trustees, the Derivatives Committee or the Insurance Committee held while he served in such positions.


ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

     The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.


SHARE OWNERSHIP BY TRUSTEES

     The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the TCW/DW Funds complex (and, if applicable, in the Morgan Stanley Dean Witter Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy Statement, the total value of the investments by the Trustees and/or their spouses in shares of the TCW/DW Funds (and, if applicable, the Morgan Stanley Dean Witter Funds) was approximately $14.7 million.

     As of October 28, 1998, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.


COMPENSATION OF INDEPENDENT TRUSTEES

     The Trust pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an additional annual fee of $750). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting, or a meeting of the Independent Trustees and/or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trust for their services as Trustee. Mr. Haire currently serves as Chairman of the Audit Committee. Prior to June 1, 1998, Mr. Haire also served as Chairman of the Independent Trustees, for which services the Trust paid him an additional annual fee of $1,200. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

     The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended September 30, 1998.

                              TRUST COMPENSATION

                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                     FROM THE TRUST
---------------------------                                     --------------
John C. Argue ................................................      $5,656
John R. Haire ................................................       6,906
Dr. Manuel H. Johnson ........................................       5,456
Michael E. Nugent ............................................       5,456
John L. Schroeder ............................................       5,656

     The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1997 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 84 Morgan Stanley Dean Witter Funds that were in operation at December 31, 1997, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. Mr. Haire serves as Chairman of the Audit Committee of each TCW/DW Fund and each Morgan Stanley Dean Witter Fund and, prior to June 1, 1998, also served as Chairman of the Independent Directors or Trustees of those Funds. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Morgan Stanley Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Morgan Stanley Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. and TCW Convertible Securities Fund, Inc. are included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to those investment companies.

                       CASH COMPENSATION FROM FUND GROUPS

                                                  FOR SERVICE
                                                AS DIRECTOR OR
                               FOR SERVICE AS     TRUSTEE AND
                                 TRUSTEE AND       COMMITTEE         FOR SERVICE AS
                                  COMMITTEE         MEMBER            DIRECTOR OF
                                   MEMBER            OF 84            TCW GALILEO
                                    OF 14       MORGAN STANLEY      FUNDS, INC. AND
                                   TCW/DW         DEAN WITTER       TCW CONVERTIBLE
NAME OF INDEPENDENT TRUSTEE         FUNDS            FUNDS       SECURITIES FUND, INC.
---------------------------         -----            -----       ---------------------
John C. Argue ...............      $71,125               --             $43,250
John R. Haire ...............       73,725         $149,702                  --
Dr. Manuel H. Johnson........       71,125          145,702                  --
Michael E. Nugent ...........       73,725          149,702                  --
John L. Schroeder ...........       73,725          149,702                  --

                                                 FOR SERVICE AS
                                                   CHAIRMAN OF             TOTAL
                               FOR SERVICES AS     INDEPENDENT       CASH COMPENSATION
                                 CHAIRMAN OF       DIRECTORS/         FOR SERVICES TO
                                 INDEPENDENT        TRUSTEES         84 MORGAN STANLEY
                                   TRUSTEES         AND AUDIT           DEAN WITTER
                                  AND AUDIT        COMMITTEES            FUNDS, 14
                                  COMMITTEES          OF 84            TCW/DW FUNDS,
                                    OF 14        MORGAN STANLEY   TCW GALILEO FUNDS, INC.
                                    TCW/DW         DEAN WITTER      AND TCW CONVERTIBLE
NAME OF INDEPENDENT TRUSTEE         FUNDS             FUNDS        SECURITIES FUND, INC.
---------------------------         -----             -----        ---------------------
John C. Argue ...............           --                --             $114,375
John R. Haire ...............      $25,350          $157,463              406,240
Dr. Manuel H. Johnson........           --                --              216,827
Michael E. Nugent ...........           --                --              223,427
John L. Schroeder ...........           --                --              223,427

     As of the date of this Proxy Statement, 57 of the Morgan Stanley Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Morgan Stanley Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 29.41% of his or her Eligible Compensation plus 0.4901667% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 58.82% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

     The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Morgan Stanley Dean Witter Funds for the year ended December 31, 1997, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Morgan Stanley Dean Witter Funds as of December 31, 1997.

         RETIREMENT BENEFITS FROM ALL MORGAN STANLEY DEAN WITTER FUNDS

                                      ESTIMATED
                                   CREDITED YEARS       ESTIMATED       RETIREMENT BENEFITS     ESTIMATED ANNUAL BENEFITS
                                    OF SERVICE AT     PERCENTAGE OF     ACCRUED AS EXPENSES          UPON RETIREMENT
                                     RETIREMENT          ELIGIBLE         BY ALL ADOPTING           FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE         (MAXIMUM 10)       COMPENSATION            FUNDS                    FUNDS(2)
---------------------------         ------------       ------------            -----                    --------
John R. Haire .................          10                58.82%            $(19,823)(3)               $132,002
Dr. Manuel H. Johnson .........          10                58.82               12,832                     55,026
Michael E. Nugent .............          10                58.82               22,546                     55,026
John L. Schroeder .............           8                49.02               39,350                     46,123

----------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until May 1, 1999.


               (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                         INVESTMENT ADVISORY AGREEMENT

     The Trust's investments are managed by TCW Funds Management, Inc. (referred to herein as the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated November 20, 1992 (referred to herein as the "Advisory Agreement").

THE ADVISORY AGREEMENT

     The Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on September 24, 1992, and was approved by DWR, the then sole shareholder of the Trust, on November 19, 1992. The Trust's Shareholders last approved the continuance of the Advisory Agreement at their Annual Meeting on December 18, 1997. In the event Shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement or continuance of the present Advisory Agreement until the next Annual Meeting of Shareholders.

     In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its Shareholders.

     The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

     THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT.

     The Advisory Agreement provides that the Investment Adviser shall continuously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

     Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

     The Advisory Agreement had an initial term ending April 30, 1994 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the 1940
Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's most recent continuation, until April 30, 1999 was approved by the Trustees, including a majority of Independent Trustees at a meeting held on April 30, 1998, called for the purpose of approving the Advisory Agreement.

     The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment (as defined in the 1940 Act).

     In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.26% to the Trust's average weekly net assets. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $1,115,200 during the fiscal year ended September 30, 1998. The net assets of the Trust totalled $435,627,259 at September 30, 1998.


INVESTMENT ADVISER

     TCW Funds Management, Inc. (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of September 30, 1998, the Investment Adviser and its affiliates had approximately $50 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

     Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President. Mr. Robert A. Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables. Mr. Albe is an Executive Vice President of The TCW Group, Inc.

     The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

     The Appendix lists the investment companies for which the Adviser provides investment advisory or sub-advisory services and which have similar investment objectives to that of the Trust, and sets forth the fees payable to the Adviser by such investment companies, including the Trust, and their net assets as of October 28, 1998.


MANAGER

     Morgan Stanley Dean Witter Services Company Inc. ("MSDW Services") is the Trust's Manager. MSDW Services, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors"). MSDW Advisors maintains its offices at Two World Trade Center, New York, New York 10048. MSDW Advisors, which was incorporated in July, 1992 under the name Dean Witter InterCapital Inc., changed its name to Morgan Stanley Dean Witter Advisors Inc. on June 22, 1998. MSDW Advisors is a wholly-owned subsidiary of MSDW, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     As the Trust's Manager, MSDW Services receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.39% to the Trust's weekly net assets. For the fiscal year ended September 30, 1998, the Trust accrued to MSDW Services, pursuant to a Management Agreement, total compensation of $1,672,801.

     The Principal Executive Officer and Directors of MSDW Advisors are Mitchell M. Merin, President and Chief Executive Officer, Robert M. Scanlan, President and Chief Operating Officer and Barry Fink, Senior Vice President, Secretary and General Counsel. The principal occupations of Messrs. Merin, Scanlan and Fink are described in the preceding paragraph under the section "Election of Trustees." The business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

     MSDW Advisors and MSDW Services serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

     MSDW has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDW involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the Company.

     During the fiscal year ended September 30, 1998, the Trust accrued to MSDW Trust, the Trust's Transfer Agent and an affiliate of the Manager, transfer agency fees of $141,987.


     (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Trustees have unanimously selected the firm of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending September 30, 1999. PricewaterhouseCoopers LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

     A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions of Shareholders.

     The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants for the Trust.

     THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.


  (4) SHAREHOLDER PROPOSAL TO AMEND THE DECLARATION OF TRUST OF TCW/DW TERM TRUST 2002 TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS OF ELECTION, BECOME
                          A SHAREHOLDER OF THE TRUST

     The Trust has been informed by Edwin S. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, a shareholder of record who owned approximately 2,381.5 shares at October 28, 1998 (the "Proponent"), that he intends to submit the following proposal at the Meeting:

     RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust.

     The Proponent has requested that the following statement be included in support of his proposal:

     I believe it's obvious that the Trustees could better understand and represent our interests if they were shareholders themselves. Yet, not one of the Trustees owns a single share of our Trust. In fact, no Trustee has EVER been a shareholder. You can read below a litany of excuses seeking to convince you that we are somehow better off because the Trustees WILL NOT invest in our Trust. Let's look at their excuses: I call them the THREE LITTLE FIGS.

     Fig Leaf #1--"The Trustees have adopted a policy" which requires "each Trustee . . . to invest at least $25,000 in any of the Funds." But they refuse to invest less than $10 in our Trust. And, believe-it-or-not, the Trustees can meet their requirement with money market funds! By the way, they adopted this policy only after my proposals. This is the scantiest of the fig leaves.

     Fig Leaf #2--"The Trust's objectives and policies may not be appropriate for a Trustee." I guess this means that what's good for us isn't good for them. Aw, come on guys--you can meet our proposed requirement by investing less than $10.

     Fig Leaf #3--"Any policy which requires the Trustees to own shares of a specific Fund . . . could logically be extended to all Funds." This excuse is pure smoke since my proposal applies only to TCW/DW 2002 and has no application to any other company. Will logic oblige the Trustees to invest in all the Funds if my proposal passes? Impaled on a fig leaf?

     I hope you will vote for my proposal and encourage the Trustees to join us as stockholders so they can share the risks and rewards of our investment.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.


RECOMMENDATION OF THE BOARD OF TRUSTEES

     The Proponent has three times requested that a similar proposal be included in the proxy statement relating to each of the three previous annual meetings. Each proposal was included and failed to obtain sufficient votes to be adopted by shareholders. The Trustees determined to oppose the proposal each year. The

Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponent was in the best interests of the Trust and its shareholders and they concluded that it was not. The Trustees continue to adhere to this view. The reasons for the Trustees' decision are, once again, reiterated below.

THE SHARE OWNERSHIP POLICY

     The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the TCW/DW complex, including the Trust (and, if applicable, in the Morgan Stanley Dean Witter Funds), on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this Proxy Statement, each Trustee is in compliance with the policy. As of the date of this Proxy Statement, the total value of shares of the TCW/DW Funds (and, if applicable, the Morgan Stanley Dean Witter Funds) owned by the Trustees and/or their spouses was approximately $14.7 million.

REASONS FOR OPPOSING THE SHAREHOLDER PROPOSAL

     The share ownership policy requires the Trustees to make a significant investment in the Funds in the TCW/DW complex, which includes the Trust (and, if applicable, the Morgan Stanley Dean Witter Funds), while allowing the Trustees to select the specific Funds that meet their individual investment needs. As stated in last year's proxy statement, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

     The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the TCW/DW complex (and, if applicable, the Morgan Stanley Dean Witter Funds). The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of Trustees for all the Funds given the large number of Funds in the complex(es). The Trustees believe that having the same Trustees for each of the TCW/DW Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

     For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that shareholders vote AGAINST the shareholder proposal.

     The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Meeting is required for the approval of the shareholder proposal.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposal 2 and will vote against any such adjournment those proxies required to be voted against that proposal.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

     Four purported class action lawsuits have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants -- but not against the Trust -- by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiffs' complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trusts. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July, 1997, the Court denied the motion for judgment on the pleadings. In August, 1997, plaintiffs filed a motion for class certification. In their motion, the plaintiffs requested certification of a "nationwide" class of Term Trust purchasers. On June 1, 1998, the Court granted in part and denied in part the plaintiff's motion for class certification. The Court ruled that plaintiff's motion was "granted as to [a California] statewide class," but was "denied as to a nationwide class."

     Certain of the defendants in these suits have asserted their right to indemnification from the Trust.

     The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than July 9, 1999 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     THE TRUST'S MOST RECENT ANNUAL REPORT AND ITS MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT PREVIOUSLY HAVE BEEN SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT MORGAN STANLEY DEAN WITTER TRUST FSB, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                          INTEREST OF CERTAIN PERSONS

     MSDW, MDSW Advisors, DWR, MSDW Services, The TCW Group, Inc. and its affiliates, and certain of the respective Directors, Officers, and employees of each, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDW and The TCW Group, Inc. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.


                                 OTHER BUSINESS

     The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.


                                           By Order of the Board of Trustees

                                                      BARRY FINK

                                                      Secretary

                                                                       APPENDIX

     TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of October 28, 1998.

                                                             ANNUAL
                                                           MANAGEMENT
                                                         FEE AS PERCENT
                                      NET ASSETS ON        OF AVERAGE
NAME                                OCTOBER 28, 1998       NET ASSETS
----                                ----------------       ----------
TCW/DW Term Trust 2003 .........      $942,551,539              (1)
TCW/DW Term Trust 2002 .........      $427,361,950              (1)
TCW/DW Term Trust 2000 .........      $459,209,671              (2)

----------
1. 0.26% of the Trust's weekly net assets.
2. 0.24% of the Trust's weekly net assets.

                            TCW/DW TERM TRUST 2002

                                     PROXY


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES


The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW/DW Term Trust 2002 on December 17, 1998, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the Notice of Meeting dated November 5, 1998 as follows:





                          (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR TRUSTEE AND FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

     IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

     PLEASE MARK VOTES AS
[X]  IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                                 FOR ALL
                                            FOR     WITHHOLD     EXCEPT
1. Election of two (2) Trustees:            [ ]        [ ]         [ ]


Richard M. DeMartini, Thomas E. Larkin, Jr.

IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

                                            FOR     AGAINST     ABSTAIN
2. Approval of the continuance of the       [ ]       [ ]         [ ]
   Investment Advisory Agreement
   with TCW Funds Management, Inc.

                                            FOR     AGAINST     ABSTAIN
3. Ratification of appointment of           [ ]       [ ]         [ ]
   PricewaterhouseCoopers LLP
   as independent accountants.

                                            FOR     AGAINST     ABSTAIN
4. Shareholder proposal                     [ ]       [ ]         [ ]
   (NOTE: THE TRUSTEES RECOMMEND
   A VOTE AGAINST THIS PROPOSAL)


                                            Date
                                                ------------------------------

                                        Please make sure to sign and date this
                                        Proxy using black or blue ink.
                                        ---------------------------------------

                                        ---------------------------------------
                                           Shareholder sign in the box above

                                        ---------------------------------------

                                        ---------------------------------------
                                        Co-Owner (if any) sign in the box above
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    |         |           PLEASE DETACH AT PERFORATION          |         |



                             TCW/DW TERM TRUST 2002



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                                   IMPORTANT

                    PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

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